EXHIBIT 32.1

        CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
            OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)

In connection with the Quarterly Report of DynEco Corporation, a Minnesota corporation (the "Company"), on Form 10-QSB for the fiscal quarter ended March 31, 2005, as filed with the United States Securities and Exchange Commission (the "Report"), I, Thomas C. Edwards, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ Thomas C. Edwards
 ---------------------
 Thomas C. Edwards
 Chief Executive Officer

 May 13, 2005


[A signed original of this written statement required by Section 906 has been provided to DynEco Corporation and will be retained by DynEco Corporation and furnished to the United States Securities and Exchange Commission or its staff upon request.]